Allowance for credit losses	12 Months Ended
Dec. 31, 2020
Credit Loss [Abstract]
Allowance for credit losses	Allowance for credit losses
Movements in the allowance for credit losses during year ended December 31, 2020 were as follows:

Year Ended December 31, 2020
Allowance for credit losses at beginning of period	$—
Cumulative effect due to adoption of new accounting standard	30,264
Current period provision for expected credit losses	50,215
Write-offs charged against the allowance	(13,326)
Allowance for credit losses at end of period	$67,153
During the year ended December 31, 2020, we increased our credit provision, classified in leasing expenses, by $50.2 million primarily to reflect the increased credit risk due to the Covid-19 pandemic.